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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC  20549

                                  -----------------

                                       FORM 8-K


                              CURRENT REPORT PURSUANT TO
                              SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported):  April 15, 1997


                              HILTON HOTELS CORPORATION
                            ------------------------------
                             (Exact Name of Registrant as
                                Specified in Charter)



          Delaware                  1-3427                 36-2058176
       -----------------         ------------            ---------------
        (State or Other           (Commission             (IRS Employer
        Jurisdiction of               File               Identification
       Incorporation)               Number)                    No.)


                               9336 Civic Center Drive
                           Beverly Hills, California  90210
                           --------------------------------
                                (Address of Principal
                                  Executive Offices)



                                    (310) 278-4321
                             ---------------------------
                               (Registrant's telephone
                             number, including area code)


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ITEM 5.   OTHER EVENTS.

     (a) Registrant and Trustee have authorized and executed an Indenture, dated as of April 15, 1997, which is attached hereto and referenced as Exhibit
4.3 to the Registration Statement. The Indenture, together with the Officer's Certificate of the Registrant, attached hereto as Exhibit 99, establishes the form and terms of $375,000,000 7.95% Senior Notes due 2007.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          7(c) EXHIBITS.

               4.3       Indenture.

               99.0      Officers' Certificate (including form of Note).



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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HILTON HOTELS CORPORATION



                              By:  /s/ Scott A. LaPorta
                                   ---------------------------------------------
                                   Name:     Scott A. LaPorta
Dated:  April 15, 1997             Title:    Senior Vice President and Treasurer






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